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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

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                 by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
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      / /        Soliciting Material Pursuant to Section240.14a-12

                       BLYTH INDUSTRIES, INC.
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                 (Name of Registrant as Specified In Its Charter)

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           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)
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                             BLYTH INDUSTRIES, INC.
                              100 FIELD POINT ROAD
                          GREENWICH, CONNECTICUT 06830
                                 (203) 661-1926

                                                                     May 9, 2000

               Supplement to Proxy Statement dated April 28, 2000

Dear Stockholder:

    In our Proxy Statement dated April 28, 2000 for our 2000 Annual Meeting of Stockholders and in our Annual Report on Form 10-K which accompanied our Proxy Statement, the number of our outstanding shares of Common Stock was incorrectly stated due to incorrect information provided to us by our transfer agent. The correct number of shares outstanding on April 17, 2000, the Record Date for the 2000 Annual Meeting of Stockholders, was 47,935,520 shares, not the 49,313,820 shares reported on Page 2 of our Proxy Statement and on the cover page of our Annual Report on Form 10-K. In addition, as a result of the foregoing, the Common Stock beneficial ownership percentages listed in the Proxy Statement, under the caption "Item 1 Election of Directors--Security Ownership of Management and Certain Beneficial Owners", are slightly understated (but by no more than nine-tenths of one percent (0.9%) in any one case). The remainder of the Proxy Statement, the Annual Report on Form 10-K, the Notice of Annual Meeting of Stockholders and the Proxy Card are unchanged.

    We hope you can attend the Annual Meeting in person to vote your shares. However, regardless of whether or not you plan to attend the Annual Meeting, you are urged to vote, sign, date and mail the Proxy Card which has been previously provided to you.

    We appreciate your prompt and careful consideration of this and the other materials which have been delivered to you in connection with the Annual Meeting.

                                        Sincerely,

                                        Bruce D. Kreiger
                                        Secretary